UNITED TRANS-WESTERN, INC.

                         4809 Cole Avenue
                            Suite 340
                       Dallas, Texas 75205
                         _______________

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MAY 29, 1997
                         _______________

To the Stockholders of
  UNITED TRANS-WESTERN, INC.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of United Trans-Western, Inc. (the "Company"), a Delaware corporation, will be held at 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201, on Thursday, May 29, 1997, at 10:00 a.m., Central time, for the following purposes:

         1. To consider and vote upon a proposal to elect J. W. Brown, Douglas E. Fimrite, David A. Pallett and Scott B. Randolph as directors of the Company;

         2. To ratify the appointment of Hein + Associates LLP as the Company's independent accountants for the 1997 fiscal year; and,

         3. To transact such other business as properly may come before the meeting or any adjournment thereof.

    The close of business on April 18, 1997 has been fixed by the Board of Directors as the record date for the Annual Meeting. Only holders of record of the Company's Common Stock on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

    A Proxy Statement, form of Proxy and a copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, accompany this notice.

    It is important that your shares be represented at the Annual Meeting. If you do not expect to attend in person, please sign and date the form of Proxy and return it in the enclosed envelope. Stockholders who attend the Annual Meeting may revoke their Proxies and vote in person if they desire.

                                          By Order of the Board Directors


                                           J. W. Brown, Secretary



May 13, 1997        UNITED TRANS-WESTERN, INC.

                         4809 Cole Avenue
                            Suite 340
                       Dallas, Texas 75205


                         PROXY STATEMENT

              For the Annual Meeting of Stockholders
                    To be Held on May 29, 1997


                     SOLICITATION OF PROXIES

     This Proxy Statement is furnished to holders of Common Stock of United Trans-Western, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors to be voted at the Annual Meeting of Stockholders of the Company to be held at 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201, on Thursday, May 29, 1997, at 10:00 a.m., Central time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This Proxy Statement and form of Proxy are being mailed to such stockholders on or about May 13, 1997. If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the stockholder at any time by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A stockholder who attends the meeting in person may revoke his or her Proxy at that time and vote in person if so desired. All Proxies duly signed, dated and returned will:

          (1) FOR the election of J. W. Brown, Douglas E. Fimrite, David A. Pallett and Scott B. Randolph as directors of the Company;

          (2)  FOR the ratification of the appointment of Hein +
               Associates LLP as the Company's independent accountants for the 1997 fiscal year; and

          (3) At the discretion of the persons named in the enclosed form of Proxy, on any other matter that may properly come before the meeting or any adjournment thereof.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the stockholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted

     The cost of solicitation of Proxies will be borne by the Company. The Company may solicit Proxies from beneficial owners of share standing in the name of brokers and other nominees. In addition to the use of the mails, Proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, and agents of the Company. The Company may also supply brokers, nominees or other custodians with the numbers of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.


                OUTSTANDING COMMON STOCK AND STOCK
                     OWNERSHIP OF DIRECTORS
                    AND PRINCIPAL STOCKHOLDERS

     The record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as of the close of business on April 18, 1997. As of the close of business on April 18, 1997, the Company had issued and outstanding and entitled to vote at the Annual Meeting 8,859,155 shares of Common Stock, par value $ .01 per share (the "Common Stock").

     The following table provides information as to the beneficial ownership of the Company's Common Stock by (i) each director;
(ii) all directors and executive officers of the Company as a group; and,
(iii) each person known to the Company to be the beneficial owner of 5% or more of the Company's Common Stock.

                      Amount and Nature of             Percent of
Name               Beneficial Ownership (1)(2)            Class

J. W. Brown              1,009,459 (3)                    11.39
All directors and
officers as a group
(2 persons)               1,034,458                       11.68
David A. Pallett          2,719,361                       30.70
Bullard & Associates      2,505,000                       28.28


_______________

(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole and shared voting power (including the power of vote or direct the voting) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any arrangement, understanding, relationship or otherwise.

(2) Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name.

(3) Shared voting and investment power with respect to 272,898 of these shares as result of being a principal of PremierCap, Ltd.

     The Company knows of no arrangements the operation of which may at a subsequent date result in a change of control of the Company.

     The addresses of the beneficial owners of over five percent of the Company's outstanding shares of Common Stock are as follows:
J. W. Brown, 4809 Cole Avenue, Suite 340, Dallas, Texas 75205;
New West Resources, Inc., 500 West Wall Street, Suite 400, Midland,
Texas 79701; David A. Pallett, 1409 Tonolli Road, Mississauga, Ontario, Canada L4Y 4CZ; and Bullard & Associates, 23 Denlow Boulevard, Don Mills, Ontario, Canada M3B 1P5.


                        QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting. With respect to election of directors, the affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting is required. With respect to ratification of the appointment of the Company's independent accountants and each other matter properly brought before the Annual Meeting, quired. Cumulative voting is not permitted in the election of directors.


                           PROPOSAL ONE
                      ELECTION OF DIRECTORS

     At the Annual Meeting, the stockholders will elect four members to the Board of Directors of the Company. Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and has qualified. In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as nominees for directors of the Company. None of the nominees named below serves or has served as a director or officer of the Company's sole director and as the Company's President, Secretary and Treasurer. There is no nominating committee of the Board of Directors.

     Each of the nominees has consented to be named herein and to serve on the Board of Directors of the Company if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

     For information regarding the number of shares of the Company's Common Stock beneficially owned by certain nominees, see "Outstanding Common Stock and Stock Ownership of Directors and Principal Stockholders" above. Set forth below is certain information about each of the persons nominated to be directors of the Company, including the name, age, principal occupation, business experience and length of service as a director of the Company:

     J. W. Brown, 50, has served since January 1994 as a director and officer of the Company. Mr. Brown is the founder and general partner of Premier Capital, Ltd., a Texas limited partnership ("PCL"), and its affiliate, PremierCap Ltd, a Texas limited liability company ("Premier"), both of which are engaged in providing investment banking services to the energy industry. Mr. Brown has served as the General Partner of PCL since its inception in August 1991 and has served as a Manager of Premier since its formation in March 1993. From January 1989 to August 1991, Mr. Brown was a founder and Principal of Wes-Al Capital Corp., an energy investment banking firm, and prior to that he was employed in the oil and gas business in private companies which he formed and managed and in the private practice of law.

     Douglas E. Fimrite, 48, has served since 1983 as President and Chief Executive Officer of a group of privately-owned companies engaged primarily in the real estate investment and management business, including Kentucky Financial Inc. and the Colt Group of Companies. Mr. Fimrite is also President of Rebound Rubber Corporation, a corporation formed in early
1997 to market an innovative rubber recycling technology developed in China.

     David A. Pallett, 54, has served since 1985 as President and Chief Executive Officer of Pleasant View Farms, a wholesale and retail farm and garden supply business located in Mississauga, Ontario, Canada.

     Scott B. Randolph, 43, has served since February 1994 as Project Manager of OGCI Management, Inc., a petroleum engineering and consulting company based in Tulsa, Oklahoma and he has served in that capacity since February 1994. From January 1993 to February 1994, Mr. Randolph was self-employed as an oil and gas consultant. From 1979 to January 1993, Mr. Randolph was employed by Amoco Corporation as a petroleum engineer.

Meetings and Committees of the Board of Directors

     The Board of Directors took action by unanimous written consent three times during 1996. The Company has no compensation or audit committees.


                           PROPOSAL TWO
             RATIFICATION OF APPOINTMENT OF AUDITORS

     Subject to stockholder ratification, the Board of Directors has reappointed the firm of Hein + Associates, LLP ("Hein + Associates") as the Company's independent accountants for the Company's 1997 fiscal year. Hein + Associates audited the Company's books for the 1996 fiscal year. If the stockholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors. No representative of Hein + Associates is expected to attend the annual meeting. The Board of Directors recommends that the stockholders of the Company vote in favor or ratifying the appointment of HEIN + Associates as the Company's independent accountants for the Company's fiscal year ending December 31, 1997.


                EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:

        Name                       Age                Positions

   J. W. Brown (1)                    50           President, Secretary,
                                                   Treasurer and Director
   Sheila Penn (2)                    53           Assistant Secretary




(1) Member of the Board of Directors (See "Election of Directors" on page 3 for additional information).

(2) Mrs. Penn has served as Assistant Secretary of the Company since April, 1994. Mrs. Penn is also an employee of PCL.


             EXECUTIVE COMPENSATION AND OTHER MATTERS

     No officer or director received any compensation from the Company during the year ended December 31, 1996. The Company has no formal employment agreement with any of its officers or directors, and has no retirement, profit sharing, pension or insurance plans covering them.
No officer received any bonus, restricted stock award, options or stock appreciation rights, long-term incentive plan payouts, insurance or other benefits from the Company during the year ended December 31, 1996.


                      STOCKHOLDER PROPOSALS

     Stockholder proposals to be presented at the 1998 Annual Meeting of Stockholders, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting, must be received by the Company by no later than January 12, 1998 in order to be included in the proxy statement and form of proxy relating to that meeting.


                          OTHER MATTERS

     At the date of this Proxy Statement, the Company's management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all Proxies in accordance with their best judgment, unless otherwise restricted by law.

                                        By Order of the Board of Directors




                                        J.W. Brown, Secretary

Dated: May 13, 1997


                              PROXY


                    UNITED TRANS-WESTERN, INC.
                   4809 Cole Avenue, Suite 340
                       Dallas, Texas 75205

   This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby (1) acknowledges receipt of the Notice of the Annual Meeting of Stockholders of United Trans-Western, Inc. (the "Company") dated May 29, 1997, and Proxy Statement in connection therewith, and (2) appoints Messrs. J. W. Brown and David A. Pallett, and each of them, his proxies with full power of substitution and revocation for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at said meeting and any adjournments thereof, and with respect to each share of Common Stock covered hereby, the undersigned directs his proxies to vote:

1. ELECTION OF DIRECTORS   FOR all nominees listed below  WITHHOLD AUTHORITY
                                                          to vote for all
                                                          nominees listed
                                                          below

    J. W. Brown, Douglas E. Fimrite, David A. Pallett, Scott B. Randolph

(INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)


2. PROPOSAL TO RATIFY THE APPOINTMENT OF HEIN + ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 1997 FISCAL YEAR.

                       For            Against        Abstain

3. IN THEIR DISCRETION, ON ANY OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                       For            Against        Abstain

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the matters referred to under 1 and 2 above.

     This proxy may be revoked prior to the exercise of the powers conferred by this Proxy. The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to such stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

                                        Dated           , 1997



                                          Signature of Stockholder


                                          Signature of Stockholder

                                          Please date this Proxy and sign
                                          your name as it appears hereon.
                                          Where there is more than one
                                          owner, each should sign.  When
                                          signed as an attorney,
                                          administrator, executor, guardian
                                          or trustee, please add your
                                          title as such.  If executed by a
                                          corporation, this Proxy should
                                          be signed in the full corporate
                                          name by a duly authorized officer.
                                          If executed by a partnership, this
                                          Proxy should be signed in the
                                          partnership name by an authorized
                                          person.

                                          IMPORTANT:  To assure a quorum
                                          and to avoid the expense and
                                          delay of sending follow-up
                                          letters, please mail this
                                          Proxy promptly in the enclosed
                                          envelope.